                                                                      EXHIBIT 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with this amendment to the annual report of TMSF Holdings, Inc. (the "Company") on Form 10-KSB/A for the year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Raymond Eshaghian
---------------------------------
Raymond Eshaghian
Chief Executive Officer
(Principal Executive Officer)
April 30, 2003


/s/  Masoud Najand
---------------------------------
Masoud Najand
Chief Financial Officer
(Principal Financial and Accounting Officer)
April 30, 2003



A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY THE SECTION 906 HAS BEEN
    PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED
      TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.